EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

Supplement to Summary Prospectus dated March 1, 2024

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), invests primarily in tax-managed portfolios sponsored by Eaton Vance Management and its affiliates (“Tax-Managed Portfolios”) that invest at least 80% of their net assets in equity securities. Among the Tax-Managed Portfolios in which the Fund currently may invest is Tax-Managed International Equity Portfolio (“TMIE”). The Board of Trustees of TMIE has approved the liquidation of TMIE. On or about November 19, 2024, TMIE is expected to be liquidated and Eaton Vance Global Equity Income Fund, another series of the Trust, will become a Tax-Managed Portfolio in which the Fund may invest.

Accordingly, the following change for the Fund is effective on or about November 19, 2024:

The fourth paragraph in the subsection titled “Principal Investment Strategies” is hereby deleted and replaced with the following:

Eaton Vance Global Equity Income Fund. Global Equity Income Fund’s investment objective is to achieve after-tax total return for its shareholders. The Portfolio seeks to invest primarily in common stocks and, in the investment adviser’s discretion, preferred stocks of U.S. and foreign companies that pay dividends that qualify for federal income taxation at long-term capital gain rates. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common and preferred stocks.

October 18, 2024	48559-00 10.18.24